GLOBAL BEVERAGES INC.

GLOBAL BEVERAGES INC.

Safe Harbor

Certain statements in the presentation may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include projections of matters that affect revenue, operating expenses or net earnings; projections of growth; and assumptions relating to the foregoing. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or qualified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking information. These factors are discussed in greater detail in the company's filings with the Securities and Exchange Commission.

Certain information set forth in this presentation are projections of future developments of our business. These projections are good faith estimates and assumptions which we believe to be reasonable based upon the potential of our business and the markets in which we operate and plan to operate. Such projections as to future events are subject to change as unanticipated events and circumstances are likely to occur. Accordingly, any projections of future growth are not be viewed as facts and the actual results may differ significantly from the information set forth in this presentation, some of which may be material and adverse.

Investment Highlights

1

Attractive investor returns

- Strong growth through direct exposure to China's rapidly growing demand for wine
- Low capital requirements to capture a share of the high growth wine market
- Greater share of profit margin through a vertically integrated business

2

Highly experienced Western-trained management team

- Top management has a combined 112 years of China market experience and 174 years of FMCG (Fast Moving Consumer Goods) and beverage company management experience
- A total of 20+ years of wine-making expertise coupled with business management and wine production outsourcing skills
- A highly experienced board with complementary skills in FMCG companies, wine businesses and investment banking

3

Global Beverages operations are proven, long term operating businesses

- The Australia, China and USA production and beverage distribution businesses have been each operating for over 10 years.

4

Global Beverages "Big Box" Retail concept is a proven model, scalable with low capital costs

5

Low risk acquisitions of distribution businesses

- Only acquiring distributors with whom Global Beverages has actual working experience
- Owners retained and incentivised through shares vesting over time

Background – Merger 1 of 2

Yarraman Winery Inc. **BUYS 100%** Asia Distribution Solutions

is now

GLOBAL BEVERAGES INC

Yarraman Winery Inc.

- Located in Australia
- Listed on the US stock exchange
- 1 winery (175,000 case capacity) and vineyard in the Upper Hunter Valley
- 1 vineyard near Sydney
- Produces Yarraman branded wines and Snowies/Ripe apple cider

  Estimated Sales 2009: US$3.0m

  Net assets 06/2009: US$29.3m(1)

Asia Distribution Solutions

- Located in the China
- 4 distribution centers
- Trialled a 'big-box' retail store selling foreign and local Chinese branded alcoholic beverages

  Estimated Sales (2009): US$13.6m

  Net Assets (12/2008): US$7.1m

Global Beverages, Inc

- Vertically integrated wine, beer and spirits & "big box" retailing
- Focused on the rapidly growing China market
- Highly experienced management team

Background – Merger 2 of 2

BUYS 100%

(Pending)

RIVIERA IMPORTS

- Vertically integrated wine, beer and spirits & "big box" retailing
- Focused on the rapidly growing China market
- Highly experienced management
- Strong tangible assets in Australia

Evolves into

- Located in USA
- Distribution in 37 states
- Product portfolio comprises of both company owned and imported wines and spirits from USA, Italy, Australia and France.

Estimated Sales (2009): US$4.5m

Net assets (12/2009): US$4.0m

GLOBAL BEVERAGES INC

Global Beverages, Inc

- Global distribution footprint in USA and China
- Strong company owned brand portfolio to expand into the Asian market
- Wine, Beer and Spirits "big box" retailing pioneer in China

Distribution – Core Brands

Company Owned Brands

- Australia: Yarraman, Gregory Lynn, Ripe Cider, Snowies Cider
- Global: Trios Wines
- Chile: Batitu (USA)
- USA: Granite Cloud, Hernando Cortez, Laight Family
- Italy: Il Poggio, Fuedo Antico,
- France: Macon Village, Clos De La Taournache Pouilly Fuisse

Exclusive China Distribution

- Diageo wines: B&G, BV, Sterling, Navarro Correas
- UB Spirits: Kingfisher Beer, UB spirits, Four Seasons wine
- Chile: Carolina Wine Group

Exclusive US Distribution

- Italy: Monti, Il Palagione, Il Marroneto, Aneri, Agriverde, Monte Dall Ora, Zyme, Villa Diano Tollo
- France: Charles Dupuy, Family Quiot,
- USA: Standish, Matthews Estate, Leil Vineyards

International Branded Beers and Spirits

- Tiger, Heineken, Budweiser, Tsing Tao, UB Spirits, Pride and Clarke

Juices / Soft Drinks

- Snapple, Yeshu Coconut Drink

Wine


arabella
Yarraman
STERLING
PINOT NERO

Spirits


Speyside

Beers


Heineken
Tiger
Budweiser
TSINGTAO
Pabst Blue Ribbon

New Corporate Structure


Global Beverages Inc
(formerly Yarraman Winery, Inc)
(USA)
Riviera Imports
(USA)
Global Beverages Asia Limited
(China/HK)
Yarraman Estate Pty Ltd
(Australia)
Distribution
(China)
Retail
(China)
Direct sales 22,000 accounts in New York
Distributors in 37 States
Shanghai
Chengdu
Shanghai
Others
Wine and Cider Manufacturing
Global Beverages Australia (Distribution)
Wholesale and Off Premise
Local and International HORECA
Wine, Beer & Spirits Retail

Note: HORECA – Hotels, Restaurants and Cafes/bars

Key Strategic Initiatives

1. Deploy world-class management team, with international experience in beverages and Chinese experience in operating distribution networks
2. Grow number of International wine, beer and spirits brands for distribution/sale both Company owned and exclusive agency arrangements
3. Acquisition of Chinese traditional distribution networks – Global Beverages has a team with excellent M&A practical experience
4. Establishment of retailing outlets designed by leading retail expert
5. Achieve cost advantage with integrated channels and production utilization at Yarraman

Vertical Integration Advantages

As a fully integrated business, Global Beverages advantages are:

- Enables capturing the manufacturing, wholesale and retail margins on an increasing proportion of Yarraman Estate's wine output
- Security of supply from grape produce to store reduces logistical risk
- Control of the value chain allows control of quality
- Flexibility of production allows Yarraman to source grapes from other vineyards and outsource production to other wineries
- Remove duplication as distribution and retail centers will often share use of space, and management

Gross margins from winery to different customers


Gross margin
80%
70%
60%
50%
40%
30%
20%
10%
0%
Manufacturing Margin
Importer wholesale margin
Importer HORECA margin
Importer Retail margin

Source: Global Beverages management

Influential Board of Directors

Rod Walker	**Chairman**	• Executive Chairman of Angus & Robertson, Whitcoulls, Borders (Australia's largest book retail chain) • Current Chairman of Witchery Fashions (Australia's largest ladies fashion retailer) • Current Director of Rebel Sport (Australia's largest sporting goods retailer) • Former CEO of Freedom Group (Australia's largest furniture retailer) • Former CEO of Pizza Hut Asia
Michael Kingshott CVO	**Vice-Chairman**	• Senior Executive in London, Hong Kong and Tokyo with 36+ years experience in shipping, transportation and logistics • Former CEO of Sally Holdings PLC, Europe's largest motor vehicle shipping and logistics company • Financial advisor for 15 years to HM Queen Elizabeth II and Prince Philip
Steve Kulmar	**Director**	• Australia and New Zealand's most highly regarded retail marketing and communications expert • Marketing consultant for 27 years to Australia's largest retailer and Big Box Liquor retailer • Founder of Ideaworks, the leading specialist marketing agency servicing Australia's largest retailers
Gary Blom	**Director**	• 30 years of international business and investment banking experience • Former Managing Partner of a New York investment bank that specialised in International Corporate Finance and M&A • Founder and Chairman of Imax Theatres for Australia and Asia Pacific

Highly Experienced Management Team

Ian Long	**CEO and Chief Winemaker** **Director**	• 21 years of winemaking and winery management experience • 10 years as Senior Winemaker for Rosemount Estate, one of Australia's largest privately owned wine groups • 5 years as Group Operations Winemaker at Southcorp Ltd, Australia's largest wine group
Timothy Yeo	**CEO Asia** **Director**	• 15 years experience in China • Founder and CEO of TBC Shanghai Ltd involved in import and distribution of wines in China • Former Marketing Director of Yeo Hiap Seng Ltd, Singapore's largest food and beverage conglomerate • Former Corporate Planner at Pepsi Cola North America.
Steve Wong	**President Asia**	• Senior Executive roles with 28 years experience in China • Former CEO of Pepsi Cola China • Former CEO of Sara Lee China
Ed Caan*	**CEO Riviera Imports**	• 37 years at Seagrams • Former Vice President of Seagrams responsible for the wine and spirits portfolio worldwide

* Subject to completion of Rivieria Acquisition

Lawrence Lichter	**CFO and Company Secretary**	• Spent last 18 years working with corporate clients and consulting with U.S. Public Companies internationally regarding their audit, accounting and SEC requirements • Former Chief Financial Officer of Pacific American Services Group, LLC. • Founded Lichter, Yu and Associates in 1991, a CPA and Audit firm

Strong Growth Of Wine In China

Capturing a share of expected growth in wine consumption

- Chinese market for rice and grape wines was 334 million cases in 2007 (retail value of US$10 billion)
- In 2008, Chinese Local grape wine production increased 20% over the previous year to a retail value of US$2.8 billion
- Consumption of Grape wine is forecasted to increase 70% between 2008 and 2011. **
- China lags global consumption of grape wine by a considerable margin
  - 4 glasses per annum vs average of 29*
  - Australians drink 187 glasses per mature person per annum
- Imported grape wines make up only 1.4% of the Chinese wine market or 15% of the grape wine market by retail value
  - At a higher price point and quality level
  - Red wine dominates – perceived health benefits
- The imported grape wine market has been growing strongly
  - 68% per annum since 2003; 95% in the last 2 years
  - In 2008, imports of grape wine increased 43.5% to US$264 million.
- Trend is expected to continue

China wine sales by volume

liters per person of legal drinking age


liters p.a.
70
60
50
40
30
20
10
0
France
Italy
Switzerland
Portugal
Austria
Argentina
Germany
Denmark
Benelux
Spain
Australia
China*

Source: Economist, IWSR report 2008

* 16 years and above

Imported wine consumption by volume


mln cases
7
6
5
4
3
2
1
0
Growth 2003 - 2007 = 68% pa
2003
2004
2005
2006
2007
F'cast 2008

Source: IWSR Report 2008

** Of legal drinking age Source: IWSR 2008*

*** Source: China Alcohol Industry Association*

Highly Fragmented Value Chain

- Competition is highly fragmented and ready for consolidation
- Distribution chain is often made up of four tiers
- Major outlets for wine are through on-trade and off-trade
- Off-trade sales occur through supermarkets (eg. Carrefour) and independent liquor store
  - Rapidly growing sector
  - Benefiting from growing trend to purchase as gifts or drink at home
- On-trade are mainly HORECA (Hotels, Restaurants and Cafes/bars)
  - Almost half of wine volume is consumed in HORECAs
  - High-end: Western chains, high-class bars
  - Low-end: frequented by less affluent


Production and Import
Distribution
Wholesale
Retail
Distributors
Wholesalers
International HORECA
Large supermarket chains
Specialty liquor stores
Local HORECA & small retailers

Retail Market Is Immature

- Consumption is concentrated in high growth regions – i.e. Beijing, Guangzhou and Shanghai
  - Consumption closely related to consumer purchasing power
- HORECA traditionally the main outlet but retail (off-trade) market has undergone change
  - Big supermarket chains have appeared
    - Carrefour (137 stores)
    - Walmart (146 stores)
    - Metro (38 stores)
    - Circle K (77 stores)
  - Average prices are lower in retail than in HORECA
- Consumers are gaining comfort with large format shopping
- Market is still highly fragmented – large number of 'corner stores' and stalls
- Retail stores will benefit as imported wine continues to gain in popularity as a gift and for home consumption

New Retail Concept For China

- Tested concept store with Joint Venture Partner in Shanghai in operation since July 2009
- Developed by Steve Kulmar, director of Global Beverages and intentionally recognized marketing expert
- Designed as showcase/warehouse/retail outlet to display selection and generate publicity and market exposure as well as capturing retail sales for beer, wine & spirits
  - Up to 2,000 labels of local and imported brands
  - Provide professional advice on wine selection
  - Regular promotions of brands
  - Regular wine-tasting events
- Emphasis on wine education




red wine

Store Plan

Express

- High rental site
- High Street
- Urban
- Restaurant Precinct
- Retail Precinct
- High consumer traffic
- Investment*: US$ 265,000

3,300 sq ft

Standard

- Medium rental site
- Off High Street/Shopping center
- Urban to suburban
- Near entertainment
- Near retail
- Access and egress
- Investment*: US$ 440,000

6,500 – 8,000 sq ft

Superstore

To double up as wholesale center

- Low rental site
- Destination
- Suburban/outer suburban
- Highly visible off motorway
- Easy access and egress
- Investment*: US$ 865,000

8,500 – 10,000 sq ft

Welcome Zone
Featuring the Top 12 wines



Supermarket Zone
Value wines



Exhibition Zone
Better wines



Seminar Zone
Best wines



** Investment includes fit out, inventory and CAPEX*

Planned Retail Expansion China Nationwide

Retail roll-out per annum

	2009F	2010F	2011F	2012F	2013F	Total
Superstores	-	1	1	1	-	**3**
Standard	1*	1	2	2	2	**7**
Express	-	4	8	12	20	**44**
	1	**6**	**11**	**15**	**22**	**54**

*** Trial Store (not included)**


HEILONGJIANG
Harbin
Changchun
JILIN
Shenyang
LIAONING
NEI MONGOL ZIZHIQU
(Inner Mongolia)
XX
BEIJING
TIANJIN
Tianjin
Taiyuan
HEBEI
Shijiazhuang
Jinan
SHAANXI
SHANXI
SHANDONG
Lanzhou
Zhengzhou
JIANGSU
Xi'an
XIZANG ZIZHIQU
(Tibet)
HENAN
Hefei
Nanjing
SHANGHAI
Lhasa
Chengdu
HUBEI
ANHUI
Hangzhou
Wuhan
SICHUAN
CHONGQING
Chongqing
ZHEJIANG
Changsha
Nanchang
GUIZHOU
HUNAN
JIANGXI
Fuzhou
Guiyang
FUJIAN
Taipei
Taichung
Xiamen
YUNNAN
Kunming
GUANGDONG
TAIWAN
Kaohsiung
Nanning
Guangzhou
Shenzhen
MACAU
HONG KONG
Haikou
HAINAN
Sanya

China Distribution

- Global Beverages provides distribution services for imported and Chinese companies to sell branded alcoholic and non-alcoholic beverage products in the People's Republic of China.
- Global Beverages distributes its products to HORECA accounts from its three operational bases
  - Shanghai (head office)
  - Beijing
  - Chengdu
- Serves approximately 3,500 direct accounts
  - Through preferred wholesaler network, distributes to over 10,000 accounts.
- Distribution network is varied
  - Supermarkets / hotels and clubhouses / selected high-street restaurants and bars
  - Cafes and bakeries / beverage wholesalers and retailers
  - Includes premier Chinese retailers
- Distribution businesses well established
  - Shanghai has been in operation for 15 years



XINJIANG UYGUR AUT. REG.
GANSU
QINGHAI
XIZANG ZIZHIQU
(Tibet)
SICHUAN
YUNNAN
Kunming
Lanzhou
NEI MONGOL ZIZHIQU
(Inner Mongolia)
HEILONGJIANG
Harbin
JILIN
Beijing
Tianjin
Liaoning
HUNAN
Wuhan
Shanghai
Fuzhou
Taipei
Taichung
TAIWAN
Kaohsiung
Shenzhen
HAINAN

Distribution Acquisition Targets

Targets

- Medium to large companies
  - Sales of US$10 million – $30 million
  - Localized or with nationwide presence in the food and beverage distribution business
  - Potential to include imported wines in the portfolio OR already in the imported wine distribution business
- Small companies
  - Sales of < US$5 million
  - Localized wholesale presence preferably with ownership with warehousing possess delivery capabilities - own fleet in the wine business

Target Account Growth

- To grow nearly 15-fold to reach a total of 50,000 accounts

Product mix

- To increase the product mix for wine to at least 75% of total


Existing
2010
•Q1 Beijing
•Q2 Shenzhen/Guangzhou
•Q3 Jinan/Qingdao
•Q4 Fuzhou/Xiamen
2011
•1 medium
•3 small
2012
•3 small
2013
•3 small

Yarraman

Yarraman Estate Winery & Cider Brewery

yarraman Australia
Yarraman Estate Winery & Cider Brewery



Yarraman Winery and Vineyard

- Oldest vineyard and winery (1967) in Upper Hunter Valley, New South Wales, Australia
- 1.6m liter facility (2.13m bottles) / current output is 47% of capacity (750k liters or 1m bottles)
- 632 acres of premium vineyard land / 200 acres under vine
- Tangible assets estimated at US$15.0M as of September 30, 2009

Jugiong Vineyards

- 687 acres of premium vineyard land in Australia / 447 acres under vine
- Tangible assets estimated at US$11.0M as of September 30, 2009



Yarraman and Jugiong provide proprietary wine supply for global markets

- Guaranteed quality wine supply for entry, middle and premium ranges through 2012
- Opportunity to own brands & also supply private labels to large customers
- "On-the-ground" knowledge to source additional affordable bulk local wines

Cider Production

- Brewed onsite utilizing existing equipment with production technology very similar to wine
- Fastest growing alcohol category in the global market
- Fast turnover, low capital production
- Low inventory holding - just in time production, 365 days a year
- The product is 4.5% alcohol and can be sold in grocery stores in New York


ripe

RIVIERA IMPORTS

Riviera Imports

RIVIERA IMPORTS

USA: Riviera Imports

(Acquisition Pending)

- Importer of beer, wines and spirits from France, Italy, Argentina, Australia, Mexico
- Sales and marketing agents for wines from Washington State and California
- Distribution to 37 States in USA
- Warehouses in Italy, California and New Jersey
- Through a related company, Phoenix Beverages Inc, Riviera services 22,000 direct accounts in New York by 250 sales representatives
- 2009 sales of 500,000 cases (750ml x 12 bottles)


WASHINGTON
OREGON
CALIFORNIA
NAVADA
WYOMING
MHW
ARIZONA
COLORADO
KANSAS
OKLAHOMA
TEXAS
IOWA
MINNESOTA
WISCONSIN
MICHIGAN
ILLINOIS
INDIANA
MISSOURI
KENTUCKY
TENNESSEE
ARKANSAS
LOUISIANA
GEORGIA
FLORIDA
S. CAROLINA
N. CAROLINA
VIRGINIA
NEW YORK
MASS
RHODE ISLAND
Northeast Beverages
CONN
NEW JERSEY
MHW
DELAWARE
MARYLAND
ALASKA

Investment Summary

1. Attractive investor returns
2. Highly experienced Western-trained management team
3. Global Beverages operations are proven, long term operating businesses
4. Global Beverages "Big Box" Retail concept is a proven model, scalable with low capital costs
5. Low risk acquisitions of distribution businesses